UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number        811-05984

                         The New Ireland Fund, Inc.

(Exact name of registrant as specified in charter)

BNY Mellon Investment Servicing (US) Inc.

One Boston Place, 34th Floor

                             Boston, MA 02108

(Address of principal executive offices) (Zip code)

BNY Mellon Investment Servicing (US) Inc.

One Boston Place, 34th Floor

                             Boston, MA 02108

(Name and address of agent for service)

Registrant’s telephone number, including area code:   508 871 8500

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report

October 31, 2016

Managed Distribution Policy: The Board of Directors (the “Board”) of The New Ireland Fund, Inc. (the “Fund”) has authorized a managed distribution policy to pay quarterly distributions at an annual rate, set once a year, that is a percentage of the Fund’s net asset value (“NAV”) at its most recent fiscal year end. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s managed distribution policy exemptive order. The Board may amend or terminate the managed distribution policy at any time without prior notice to shareholders. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s managed distribution policy.

Distribution Disclosure Classification: The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and the character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which the Fund’s assets are denominated, and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund’s assets are denominated.

The distributions for the year ended October 31, 2016 consisted of 7% net investment income, 1% net realized short-term capital gains and 92% net realized long-term capital gains.

In February 2017, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2016 calendar year.

Cover Photograph - “Dublin”

Provided courtesy of Tourism Ireland

Letter to Shareholders

Dear Shareholder,

We are pleased to provide the Annual Report for The New Ireland Fund, Inc. (the “Fund”) for the fiscal year ended October 31, 2016.

This year has been a negative year for Irish equities. For the 12 months ended October 31, 2016, the Fund’s NAV returned -5.66%1, ahead of the comparable MSCI All Ireland Capped Index (“MSCI”), which returned -6.58%.

When compared to the Euro Stoxx 50 Index, the MSCI outperformed by 0.4% over the last 12 months in local currency terms. Compared to the S&P 500 Index, the MSCI underperformed by 11.2% over the 12 months in local currency terms. The US Dollar strengthened slightly against the euro over the 12 month period, reducing returns to US investors by approximately 0.7%.

There is no doubting that Brexit has taken the gloss off the robust Irish economic and market performance in our view. It has unfortunately injected an uncertainty which itself is unlikely to be resolved for a number of years. In reality, the next 12-18 months should establish the broad tone and framework for the ‘post Brexit’ United Kingdom with the finer details possibly taking years beyond that. We believe that investors will be interested in the former and pay little heed to the latter.

Despite this uncertainty, the Irish economy continues to grow strongly, with GDP growth in the year to June 30, 2016 (latest data) of 4.1% — far above that of the rest of the eurozone economy, which was 1.6% over the same period. This strong growth has been accompanied by falling levels of private sector debt, a rapidly declining fiscal deficit and an unemployment rate of 7.7%, which remains below the eurozone average of 9.8%. Market confidence is shown by the low government bond yield (just 0.9% at the time of writing in mid-December) relative to historic levels.

Ireland continues to be an attractive location in which to do business, with a generally pro-business set of government policies and a low corporation tax rate. The election of Donald Trump and his proposed policy on reducing US corporate tax rates may have an impact on the activity of US business operating in Ireland, though we believe it will be modest.

In December 2016, the Board of Directors (the “Board”) set the annual distribution rate for the Managed Distribution Policy, at 8%. Such rate is reviewed periodically.

As previously announced, the Fund’s Board of Directors has approved an in-kind tender offer for up to 25% of the Fund’s outstanding shares, subject to the receipt of an exemptive order from the Securities and Exchange Commission (“SEC”). The Fund is still awaiting receipt of such exemptive order.

[1]	All returns are in US dollars unless stated otherwise

Our detailed comments regarding the Irish economy, market and Fund performance follows in our Management Discussion and Analysis. Please do not hesitate to let us know if you have questions or concerns. We would encourage you to visit our website at www.newirelandfund.com for daily price information, fund documents as well as investment updates. We thank you for investing with us and we look forward to our continued relationship.

Sincerely,

Margaret Duffy	Sean Hawkshaw
Chair of the Board	Director & President
December 20, 2016	December 20, 2016

Important Information Concerning Management Discussion and Performance and Analysis

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of October 31, 2016. The views expressed in the Management Discussion and Analysis section (the “MD&A”) are those of the Fund’s portfolio manager and are subject to change without notice. They do not necessarily represent the views of KBI Global Investors (North America) Ltd. The MD&A contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results.

Management Discussion and Analysis (as of October 31, 2016)

Over the most recent fiscal quarter, the Fund’s net asset value (“NAV”) decreased slightly by 0.3% in U.S. Dollar terms1 to $13.04, as compared to the MSCI All Ireland Capped Index (“MSCI”) which returned -2.7% over the period. For the 12 months ended October 31, 2106, the Fund’s NAV returned -5.6%, ahead of the comparable MSCI return of -6.6%.

Irish Economic Review

The Irish economy continues to grow strongly according to official growth statistics. Unfortunately, the pace of growth is very difficult to quantify in a meaningful way due to various distortions to the official GDP data. Officially, GDP grew by an incredible 24% in 2015, while GNP grew by 18.7%. Distortions to the statistics outlined in previous reports (e.g., aircraft leasing activity, profit repatriations by multi-national corporations, and contract manufacturing) were exacerbated by the re-domiciling of several large corporations to Ireland, and the moving of portfolios of intellectual property, belonging to large multinationals, to Ireland. Intellectual property portfolios, it is thought, are being brought ‘onshore’ in Ireland in response to controversies relating to the use of offshore tax shelter arrangements. The net effect was to create a one-off, very large, boost to GDP. For example, quarter-on-quarter annualized GDP growth in Q1 2015 was reported at 109%.

So far this year we are continuing to see strong, but erratic, economic figures, though not to the extent seen in 2015. 2016 Q1 growth fell sharply (about 8%), while GNP rose, by almost 9%. In Q2, there was far less

[1]	All returns are in US dollars unless stated otherwise

divergence, with both measures rising by between 2% and 3%. We conclude that while Irish economic growth statistics are fully compatible with international statistical standards, those standards are less relevant to comparisons with a small economy with unique economic characteristics such as Ireland.

Fortunately, there are of course a range of other indicators which can be used to better evaluate the economy. Retail sales continue to show solid growth. The pattern of growth has been volatile, and there is some evidence of a mildly declining trend in retail sales growth. That is not particularly surprising, however, when we consider the very high rate of growth seen for several years now, combined with the heightened economic uncertainty experienced since the UK’s decision to leave the European Union.

Consumer confidence is at a high level, but - like retail sales - has lost some ground in recent months. The uncertain outcome of the general election and the delay in forming a government may have been a factor in the earlier part of this year, while the lead up to, and outcome of, the UK’s Brexit referendum has presumably been the dominant factor in the more recent drift downwards.

Much like the two retail/consumer measures discussed above, the key measure of business confidence has lost ground since the summer, and it seems highly likely that this is due to the Brexit referendum, and the surge in the euro against Sterling that followed, as well as uncertainty relating to future trade with the UK.

There continues to be a steady trend downwards in unemployment, as measured by the “live register”. The number of unemployed on this measure has fallen from a peak of 449,000 in August of 2011 to 288,000 in October 2016. The unemployment rate has also declined and stands at 7.3% (November data), down from a peak of 14.9%. Ireland’s unemployment rate is now well below the euro zone average of 9.8% (October data). The detail of the employment statistics is encouraging, with most new jobs being full-time/permanent rather than temporary.

Credit to households and non-financial corporations continued to contract, as repayments exceeded new lending. The annual rate of change in loans (excluding mortgages) to households was -1.9% in September, in a pattern that has been in place for several years now while the economy deleverages. Lending to the non-financial corporate sector declined by 6.1% over the same period. The overall pattern is that while growth remains quite strong, it is certainly not being financed by debt. Both the corporate sector and the household sector continue to reduce their indebtedness, as they have done for many years now.

The government deficit as measured by the “General Government Balance”, a standardized EU measure, was about 1.9% of GDP in 2015, significantly adversely affected by an obscure issue relating to the accounting treatment of an Allied Irish Bank related share transaction. Excluding this issue, the deficit was 1.3% of GDP, well below the expected level. For 2016, the Irish government is forecasting a deficit of about 1% of GDP. The debt/GDP ratio is estimated to have peaked in 2013, at about 120%, and the government is forecasting a level of 76% by the end of 2016 - though this actually overstates the actual level of indebtedness as it excludes very large cash balances. The large increase in GDP has the mathematical impact of reducing the debt to GDP and deficit to GDP ratios.

The 2017 budget, announced in October, contained a package of tax cuts and (mostly) expenditure increases that was broadly in line with expectations, and somewhat more expansionary than many economists would have wished. Still, the deficit is low by international standards, and the government forecasts that the deficit will be entirely eliminated by 2019.

“Brexit”

The decision of the UK electorate to vote to leave the European Union has significant ramifications for the UK, European, and Irish economies and markets. Although five months have passed since the referendum, there is still very considerable uncertainty about the practicalities of the UK’s exit, and the UK seems unlikely to formally notify the EU of its intention to leave until the spring of 2017, at which time a two year period of negotiations will commence.

At this stage, while much is of course still very uncertain, it looks somewhat less likely than previously thought that the UK would continue to have free trade with the remaining EU countries, as a “hard exit” is increasing likely. This creates the need to put in place border checks, tariffs, import quotas and a panoply of trade controls that were abolished decades ago. This obviously is a significant challange for Irish exporters to the UK.

In summary, we believe that Brexit is a clear negative for the Irish economy as a whole. The weakness of Sterling has weakened Irish competitiveness versus the UK; while uncertainty about the terms on which Irish goods and services can be exported to the UK once the UK eventually leaves the EU is also a negative for Irish business in our view. Some small parts of the Irish economy may gain (financial services in particular) but we believe that the overall impact will be negative. We believe that the scale of the negative impact is such that it will be noticeable, but not dramatic. We estimate that growth may be in the region of 0.5% lower per year, which is relatively modest in the context of an economy that is probably growing at a 5% pace.

Impact of US election

Mr. Trump’s proposal to make the US a more attractive location for business by reducing corporate tax rates could at the margin have some impact on activity in Ireland, but we believe that such impact will be very modest over at least the short to medium term. Businesses that have real and substantial operations in Ireland, such as Google, Facebook, Apple, Intel, and most major world pharmaceutical companies, are very unlikely to repatriate that activity to the US even if the US corporate tax rate was to fall considerably over time. While Ireland’s relatively attractive tax rate has been a factor in attracting those companies to Ireland, it is by no means the only factor, and these companies have tended to grow their workforces rapidly, and well in excess of original plans, after beginning to operate in Ireland. This is believed to be due primarily to the quality of the workforce, but also to geographical factors and “soft” quality of life issues.

A bigger negative impact from Mr. Trump’s proposed policies would come if his protectionist stance was to result in significant trade conflicts, particularly between the EU and the US. As a small, very open, economy to which exports are extremely important, trade conflicts and/or a general reduction in the openness of the global trading system could harm the Irish economy. It is however, at the time of writing, too early to tell whether Mr Trump will press ahead with policies that would significantly damage world trade.

For 2016, the Central Bank of Ireland is forecasting GDP growth of +4.5% down from its previous forecast of 4.9% reflecting the strong outlook for both capital investment (+14%) and consumer spending (+3.8%). For 2017, the Central Bank is forecasting 3.6% GDP growth as capital spending slows considerably, and consumer spending comes under pressure from the uncertainty surrounding Brexit. We believe that these forecasts are reasonable but that the risks around forecasts are higher than normal at this time, due to the Brexit factor.

Equity Market Review

Although the US and Japanese equity markets saw positive returns over the 12 month period, most global equity markets posted negative returns, particularly in US dollar terms.

Market	Quarter ended October 31, 2016 (% return)		Year ended October 31, 2016 (% return)

	Local	USD $	Local	USD $
MSCI All Ireland Capped Index	-0.7	-2.7	-6.7	-6.6

Dow Jones Eurostoxx 50	+2.5	+0.5	-7.1	-7.8
US Equities (S&P 500)	-1.7	-1.7	+4.5	+4.5
US Equities (NASDAQ)	+0.8	+0.8	+4.0	+4.0
UK Equities (FTSE 100)	+4.6	-3.8	+13.7	-10.1
Japanese Equities (Topix)	+6.3	+3.6	-8.6	+4.9

German Equities (DAX)	+3.2	+1.1	-1.7	-2.5
French Equities (CAC 40)	+1.8	-0.2	-4.4	-5.1
Dutch Equities (AEX)	+1.6	-0.4	+1.7	+0.9

*Note-Indices are total gross return

*Source: Datastream

When compared to the broad European benchmark index, the Euro Stoxx 50, the MSCI All Ireland Capped index under-performed by 3.2% for the past quarter and outperformed by 0.4% over the last 12 months, in local currency terms. Compared to the S&P 500 Index, the MSCI All Ireland Capped Index has under-performed by 1.0% over the quarter and under-performed by 11.2% over 12 months (in local currency terms). The US dollar was stronger by almost 2.0% versus the euro over the last three months. Over 12 months the USD return to investors is now reduced by approximately 0.7%. Interesting to note that the US dollar peaked versus the € on March 16, 2015, so the currency impact has lessened as each quarter has gone by.

After a negative finish to the second quarter following the dramatic Brexit vote, global markets delivered pleasantly positive returns over the third quarter, with emerging markets leading the way. The current equity bull market is over 7 years old and could well be characterized as a ‘hurdle’ race with successive hurdles (or worries) placed in the minds of investors: only for the markets to clear them and move upwards. Ireland has been no exception to this with Brexit a particularly large ‘hurdle’ placed along the roadway at the end of the second quarter. As equity markets have moved upwards, bond yields have equally declined to historic lows delivering positive returns for both asset classes. The Irish 10 year bond yield remained at close to historic lows, which is particularly helpful to the government deficit funding.

For the Irish equity market (and the Fund), despite the strong challenge posed by Brexit at the end of June, the final fiscal quarter to October 31 was relatively resilient and one where rational investment assessment of the outlook for Ireland appeared to prevail as we would have expected and hoped for. Stock movements over the 12 months were driven mainly by stock specific news rather than any particular macro or sector themes.

Major Fund stock capital moves over the 12 months to October 31, 2016 (in US dollar terms)

Strongest % move		Weakest % move
Total Produce	+26.9	Bank Of Ireland	-42.9
CRH	+21.4	Independent News & Media	-29.9
Malin Corp	+12.3	Amryt Pharma	-25.6
DCC	+2.8	Smurfit Kappa Group	-21.2
Kingspan	+1.5	One 51	-17.0

Highlights regarding some of the significant contributors to the Fund’s performance over the 12 month period are detailed below:

Total Produce PLC: A combination of strong earnings growth, continued add-on acquisitions in North America and an attractive valuation helped the stock to outperform over the period. The company continued its expansion in North America with the acquisition of 65% of Progressive Produce, a company headquartered in Los Angeles. In addition the company made a number of other investments to complement its existing businesses. The company also announced a 10% increase in its interim dividend.

CRH PLC: CRH produced strong performance for the 12 months to October 31, driven by continued earnings growth which was aided by a recovering European economy and strong and improving US infrastructure spend.

Malin PLC: Investors rewarded the stock price of Malin as the company continued to update the market with positive developments in many of its underlying investee companies or underlying drug pipeline news flow. The company is well diversified in terms of risk/reward, timeline and underlying execution characteristics. During the year the company established a credit relationship with the European Investment Bank (“EIB”). The EIB has provided Malin with a €70m, 7 year debt facility which provides the company with an additional non-dilutive funding source for future deals.

Bank of Ireland Group: Although the Group continues to trade in line with expectations, it is too early to fully assess the impact of the UK’s decision to exit the EU. The Brexit vote may impact the timing of the Group’s decision to recommence dividend payments which had been expected to commence this year.

Independent News & Media PLC: The share price was a disappointing performer over the 12 months. Despite delivering earnings that were broadly in line with guidance, investors were concerned on issues such as Brexit and the deployment of cash on the balance sheet - the debate being whether cash should be used for acquisitions or the resumption of dividend payments.

Amryt Pharma PLC: The share price drifted lower over the period, post its IPO in 2015, with no particular reason to substantiate the move. During the year, Amryt announced that it has been granted a US patent for its lead drug, Episalvan, for use in the treatment of Epidermolysis Bullosa, which will provide market protection until 2030. This is in addition to the already issued European patent and adds to Amryt’s growing family of patents.

Market Outlook

We are modestly bullish on equities as 2016 draws to a close and investors position for 2017. We remain equally positive on a 12-18 month timeline. There are more hurdles to clear but we remain ‘glass half full’. Upcoming hurdles or headwinds to highlight for markets include:

•	The UK formally resigning from the EU and market reaction to same

•	US election result - what will the real economic and political impact be

•	The US Federal Reserve has indicated it may raise rates further in 2017

•	Equity valuations that are in aggregate now more stretched

•	The unexpected ‘shock’ event

The reality we expect is that a combination of fundamental factors will help markets grind higher again. We believe that economic growth, while slow, will be a little bit stronger in 2017. We are of the view that central banks will keep interest rates at low levels and provide abundant liquidity and global earnings growth should be better in 2017 than 2016 (which is a lost year for earnings growth).

Irish Market Outlook

Many of the Brexit uncertainties remain unchanged and, in reality, it will not be until the end of March 2017 that we will have a clearer idea of the nature of Britain’s likely exit, be it ‘hard’, ‘soft’ or most likely something in the middle. The British Prime Minister’s speeches and tone will be key indicators of the outcome over the coming months.

From a stock market perspective, it is indeed trickier and the election of Mr. Trump is a further macro-political uncertainty for us to navigate. At first blush, Trump may be seen as very positive for many Irish companies with US exposure (CRH in particular for infrastructure spend) and perhaps others will benefit in time from lower US tax rates such as food companies like Kerry, Glanbia, and Greencore. On the other hand, he will not be seen as positive for Ireland’s macro story and will be a new source of uncertainty in relation to trade policy in general, tax policy and tax repatriations.

In our opinion, the current climate makes Ireland, and therefore the portfolio a much more bottom up stock by stock story rather than a uniquely placed macro story. We believe this is a temporary situation until such time as we have more clarity on Brexit and Mr. Trump’s policies. However Ireland’s growth story is still stronger than most, and from a stock-market point of view, continues to have attractive valuations and earnings growth compared to many other markets.

The corporate sector is in good health, with plenty of cash on its balance sheet and relatively little debt. We expect continued M&A activity and, if shares become too cheap, companies themselves may do more aggressive share buy-backs of their own stock. There is some evidence of this with Ryanair for example recently announcing a renewed buyback program and Greencore announcing a large US acquisition with an associated rights issue.

For the portfolio we remain confident. We continue to favor stocks with strong cash flows, attractive balance sheets and strong and well managed businesses.

Noel O’Halloran,

Chief Investment Officer,

KBI Global Investors (North America) Ltd.

December 20, 2016

Investment Summary (unaudited)

Total Return (%)

	Market Value (a)		Net Asset Value (a)
	Cumulative	Average Annual	Cumulative	Average Annual
One Year	1.08	1.08	-5.66	-5.66
Three Year	23.98	7.43	20.84	6.51
Five Year	102.59	15.17	104.22	15.35
Ten Year	8.74	0.84	14.69	1.38

Per Share Information and Returns

	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
Net Asset Value ($)	30.95	10.18	8.20	7.70	8.45	9.59	14.24	14.17	16.31	13.04
Income Dividends ($)	(0.24)	(0.36)	(0.33)	—	(0.06)	(0.02)	—	(0.07)	—	(0.16)
Capital Gain Distributions ($)	(2.40)	(4.86)	(2.76)	—	—	—	—	(0.30)	(1.13)	(2.06)
Total Return (%) (a)	2.88	-58.62	26.91	-6.10	10.69	13.82	48.49	2.39	25.09	-5.66

Notes

(a)	Total Market Value returns reflect changes in share market prices and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Dividend Reinvestment and Cash Purchase Plan (the “Plan”). Total Net Asset Value returns reflect changes in share net asset value and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Plan. For more information with regard to the Plan, see page 25.

Past results are not necessarily indicative of future performance of the Fund.

Portfolio by Market Sector as of October 31, 2016

(Percentage of Net Assets)

Top 10 Holdings by Issuer as of October 31, 2016

Holding	Sector	% of Net Assets
CRH PLC	Construction Materials	23.53%
Ryanair Holdings PLC	Airlines	14.93%
Paddy Power Betfair PLC	Hotels, Restaurants & Leisure	9.65%
Bank of Ireland (The)	Commercial Banks	4.93%
Kingspan Group PLC	Building Products	4.47%
Dalata Hotel Group PLC	Hotels, Restaurants & Leisure	4.45%
Smurfit Kappa Group PLC	Containers & Packaging	4.29%
Kerry Group PLC, Series A	Food Products	3.93%
Glanbia PLC	Food Products	3.85%
Irish Continental Group PLC-UTS	Marine	3.81%

The New Ireland Fund, Inc.

Portfolio Holdings

October 31, 2016	Shares	Value (U.S.) (Note A)
COMMON STOCKS (99.24%)
COMMON STOCKS OF IRISH COMPANIES (94.66%)

Airlines (14.93%)
Ryanair Holdings PLC*	583,969	$8,065,870
Ryanair Holdings PLC-Sponsored ADR*	30,956	2,324,486

		10,390,356

Building Products (4.47%)
Kingspan Group PLC	127,234	3,110,276

Commercial Banks (4.93%)
Bank of Ireland (The)*	16,031,709	3,426,931

Construction Materials (23.53%)
CRH PLC	503,566	16,375,390

Containers & Packaging (4.29%)
Smurfit Kappa Group PLC	136,299	2,982,250

Food & Staples Retailing (3.53%)
Total Produce PLC	1,287,793	2,456,327

Food Products (10.66%)
Glanbia PLC	164,684	2,679,022
Greencore Group PLC	448,445	1,806,767
Kerry Group PLC, Series A	37,672	2,731,327
Origin Enterprises PLC	32,506	201,327

		7,418,443

Hotels, Restaurants & Leisure (14.10%)
Dalata Hotel Group PLC*	693,089	3,099,846
Paddy Power Betfair PLC	64,936	6,712,559

		9,812,405

Industrial Conglomerates (3.22%)
DCC PLC	2,127	173,080
One Fifty One PLC*	1,258,643	2,069,592

		2,242,672

Life Sciences Tools & Services (1.24%)
Malin Corp PLC*	65,582	862,694

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Portfolio Holdings (continued)

October 31, 2016	Shares	Value (U.S.) (Note A)
COMMON STOCKS (continued)

Marine (3.81%)
Irish Continental Group PLC-UTS	569,366	$2,651,349

Media (0.47%)
Independent News & Media PLC*	2,514,151	325,210

Professional Services (0.35%)
CPL Resources PLC	40,079	246,034

Real Estate Investment Trusts (REITs) (1.97%)
Green, REIT, PLC	917,386	1,367,672

Specialty Retail (3.16%)
Applegreen PLC*	440,798	2,198,578

TOTAL COMMON STOCKS OF IRISH COMPANIES (Cost $54,852,007)		65,866,587

COMMON STOCKS OF FRENCH COMPANIES (2.08%)

Building Products (2.08%)
Cie de St-Gobain	32,638	1,447,036

TOTAL COMMON STOCKS OF FRENCH COMPANIES (Cost $1,421,806)		1,447,036

COMMON STOCKS OF UNITED KINGDOM COMPANIES (2.50%)

Capital Markets (0.58%)
Amryt Pharma PLC*	2,312,917	405,668

Internet & Catalog Retail (1.92%)
Hostelworld Group PLC	507,121	1,334,178

TOTAL COMMON STOCKS OF UNITED KINGDOM COMPANIES (Cost $2,224,844)		1,739,846

TOTAL COMMON STOCKS (Cost $58,498,657)		$69,053,469

TOTAL INVESTMENTS (99.24%) (Cost $58,498,657)		69,053,469
OTHER ASSETS AND LIABILITIES (0.76%)		531,390

NET ASSETS (100.00%)		$69,584,859

*		Non-income producing security.
ADR	–	American Depositary Receipt traded in U.S. dollars.
REIT	–	Real Estate Investment Trust
UTS	–	Units

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statement of Assets and Liabilities

October 31, 2016

ASSETS:
Investments at value (Cost $58,498,657) See accompanying schedule	U.S.	$69,053,469
Cash		60,899
Foreign currency (Cost $52,047)		52,102
Dividends receivable		183,205
Prepaid expenses		241,869
Due from investment advisor		162,766

Total Assets	U.S.	$69,754,310

LIABILITIES:
Accrued audit fees payable	U.S.	$43,000
Investment advisory fee payable (Note B)		37,769
Directors’ fees and expenses		20,587
Printing fees payable		12,912
Accrued legal fees payable		12,506
Administration fee payable (Note B)		10,667
Accrued expenses and other payables		32,010

Total Liabilities		169,451

NET ASSETS	U.S.	$69,584,859

AT OCTOBER 31, 2016 NET ASSETS CONSISTED OF:
Common Stock, U.S. $.01 Par Value - Authorized 20,000,000 Shares Issued and Outstanding 5,337,618 Shares	U.S.	$53,376
Additional Paid-in Capital		55,593,175
Accumulated Net Investment Loss		(179,844)
Accumulated Net Realized Gain		3,567,523
Net Unrealized Appreciation of Securities, Foreign Currency and Net Other Assets		10,550,629

TOTAL NET ASSETS	U.S.	$69,584,859

NET ASSET VALUE PER SHARE (Applicable to 5,337,618 outstanding shares) (authorized 20,000,000 shares)
(U.S. $69,584,859 ÷ 5,337,618)	U.S.	$13.04

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statement of Operations

			For the Year Ended October 31, 2016

INVESTMENT INCOME
Dividends			U.S.	$1,065,971
Less: foreign taxes withheld				(14,427)

TOTAL INVESTMENT INCOME				1,051,544

EXPENSES
Investment advisory fee (Note B)	U.S.	$487,131
Directors’ fees		223,231
Administration fee (Note B)		145,632
Legal fees		119,387
Compliance fees		74,194
Printing and mailing expenses		71,986
Investor Services fees		62,200
Audit fees		43,403
Custodian fees (Note B)		33,654
NYSE listing fee		25,000
Transfer agent fees		19,133
Insurance premiums		2,103
Other		62,538

TOTAL EXPENSES				1,369,592

NET INVESTMENT LOSS			U.S.	$(318,048)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY
Realized gain/(loss) on:
Securities transactions		8,632,567
Foreign currency transactions		(58,574)

Net realized gain on investments and foreign currency during the year				8,573,993

Net change in unrealized appreciation/(depreciation) of:
Securities		(13,285,324)
Foreign currency and net other assets		60,649

Net unrealized depreciation of investments and foreign currency during the year				(13,224,675)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY				(4,650,682)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS			U.S.	$(4,968,730)

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statements of Changes in Net Assets

	Year Ended October 31, 2016		Year Ended October 31, 2015

Net investment income/(loss)	U.S.	$(318,048)	U.S.	$1,036,927
Net realized gain on investments and foreign currency transactions		8,573,993		10,006,505
Net unrealized appreciation/(depreciation) of investments, foreign currency holdings and net other assets		(13,224,675)		5,408,006

Net increase/(decrease) in net assets resulting from operations		(4,968,730)		16,451,438

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income		(819,264)		—
Net realized gains		(10,638,199)		(5,708,498)

Total distributions		(11,457,463)		(5,708,498)

CAPITAL SHARE TRANSACTIONS:
Value of 302,426 and 0 shares issued, respectively, to shareholders in connection with a stock distribution (Note E)		3,910,755		—

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS		3,910,755		—

Total Increase/(decrease) in net assets		(12,515,438)		10,742,940

NET ASSETS
Beginning of year		82,100,297		71,357,357

End of year (Including accumulated/undistributed net investment income/(loss) of $(179,844) and $808,577, respectively)	U.S.	$69,584,859	U.S.	$82,100,297

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Financial Highlights (For a Fund share outstanding throughout each period)

		Year Ended October 31,
		2016		2015	2014	2013		2012

Operating Performance:
Net Asset Value, Beginning of Year	U.S.	$16.31		$14.17	$14.24	$9.59		$8.45

Net Investment Income/(Loss)		(0.06)		0.21	(0.04)	0.11		(0.04)
Net Realized and Unrealized Gain/(Loss) on Investments		(0.88)		3.06	0.34	4.51		1.11

Net Increase/(Decrease) in Net Assets Resulting from Investment Operations		(0.94)		3.27	0.30	4.62		1.07

Distributions to Shareholders from:
Net Investment Income		(0.16)		—	(0.07)	—		(0.02)
Net Realized Gains		(2.06)		(1.13)	(0.30)	—		—

Total from Distributions		(2.22)		(1.13)	(0.37)	—		(0.02)

Anti-Dilutive/(Dilutive) Impact of Capital Share Transactions		(0.11	) (a)	—	—	0.03	(b)	0.09 (c)

Net Asset Value, End of Year	U.S.	$13.04		$16.31	$14.17	$14.24		$9.59

Share Price, End of Year	U.S.	$11.65		$13.60	$12.25	$12.40		$8.84

Total NAV Investment Return (d)		(5.66)%		25.09%	2.39%	48.49%		13.82%

Total Market Investment Return (e)		1.08%		20.66%	1.65%	40.27%		16.50%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Year (000’s)	U.S.	$69,585		$82,100	$71,357	$71,684		$49,468
Ratio of Net Investment Income/(Loss) to Average Net Assets		(0.41)%		1.33%	(0.26)%	0.95%		(0.39)%
Ratio of Operating Expenses to Average Net Assets		1.78%		1.68%	1.68%	2.05%		2.66%
Portfolio Turnover Rate		22%		47%	29%	35%		21%

(a)	Amount represents $0.11 per share impact for new shares issued as Capital Gain Stock Distribution.
(b)	Amount represents $0.03 per share impact for shares repurchased by the Fund under the Share Repurchase Program.
(c)	Amount represents $0.09 per share repurchased by the Fund. $0.09 per share impact represents $0.06 for shares repurchased under the Share Repurchase Program and $0.03 per share impact related to the Tender Offer, which was completed in June, 2012.
(d)	Based on share net asset value and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.
(e)	Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Notes to Financial Statements

The New Ireland Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on December 14, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation through investment primarily in equity securities of Irish companies. The Fund is designed for U.S. and other investors who wish to participate in the Irish securities markets. In order to take advantage of significant changes that have occurred in the Irish economy and to advance the Fund’s investment objective, the investment strategy now has a bias towards Ireland’s growth companies.

Under normal circumstances, the Fund invests at least 80% of its total assets in Irish equity and fixed income securities. At least 65% of the Fund’s total assets will be invested in equity securities of issuers organized under the laws of Ireland (“Irish Companies”). Accordingly, the Fund’s assets invested in equity securities of Irish Companies may include investments in Companies that are organized in Ireland, but have limited business activities in Ireland. The remaining 20% of the Fund’s assets may be invested in other types of securities, including equity and debt securities of issuers from throughout the world regardless of whether such issuers are or may be affected by developments in the Irish economy or Ireland’s international economic relations. The Fund may invest up to 25% of its assets in equity securities that are not listed on any securities exchange.

To the extent the Fund invests in Irish Companies that have limited business activities in Ireland, or in non-Irish companies that have no economic ties to Ireland, its performance may diverge, perhaps materially, from the performance of the Irish economy and securities markets, and the Fund may be exposed to the risks of countries in which these companies are located or have their principal business activities.

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Amendments to the Scope, Measurements, and Disclosure Requirements applicable to Investment Companies.

A. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available, or whose values have been materially affected by events occurring before the Funds’ pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the Board of Directors to represent fair value. Short-term securities that mature in 60 days or less may be valued at amortized cost.

Fair Value Measurements: As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. Generally Accepted Accounting Principles (“GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

The New Ireland Fund, Inc.

Notes to Financial Statements (continued)

Level 2 – observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

At the end of each fiscal quarter, management evaluates the Level 2 and Level 3 assets and liabilities, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. The summary of inputs used to value the Fund’s net assets as of October 31, 2016 is as follows:

	Total Value at 10/31/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Investments in Securities
Common Stocks*
Airlines	$10,390,356	$10,390,356	$—	$—
Building Products	4,557,312	4,557,312	—	—
Capital Markets	405,668	—	405,668	—
Commercial Banks	3,426,931	3,426,931	—	—
Construction Materials	16,375,390	16,375,390	—	—
Containers & Packaging	2,982,250	2,982,250	—	—
Food & Staples Retailing	2,456,327	2,456,327	—	—
Food Products	7,418,443	7,418,443	—	—
Hotels, Restaurants & Leisure	9,812,405	9,812,405	—	—
Industrial Conglomerates	2,242,672	173,080	2,069,592	—
Internet & Catalog Retail	1,334,178	—	1,334,178	—
Life Sciences Tools & Services	862,694	862,694	—	—
Marine	2,651,349	2,651,349	—	—

The New Ireland Fund, Inc.

Notes to Financial Statements (continued)

	Total Value at 10/31/2016	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Media	$325,210	$325,210	$—	$—
Professional Services	246,034	—	246,034	—
Real Estate Investment Trusts (REITs)	1,367,672	1,367,672	—	—
Specialty Retail	2,198,578	2,198,578	—	—

Total Common Stocks	$69,053,469	$64,997,997	$4,055,472	$—

*	See Portfolio Holdings detail for country breakout.

At the end of the year ended October 31, 2016, investments with a total aggregate value of $3,649,804 were transferred from Level 1 to Level 2 because the securities did not trade on the last day of the quarter.

Dividends and Distributions to Stockholders: The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized capital gains and return of capital distributions, if necessary, on a quarterly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some point in the future. Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes.

For tax purposes at October, 31, 2016 and October 31, 2015, the Fund distributed $929,383 and $—, respectively, of ordinary income. The Fund also distributed, for tax purposes at October 31, 2016 and October 31, 2015, $10,528,080 and $5,708,498, respectively, of long-term capital gains.

Permanent differences between book and tax basis reporting for the year ended October 31, 2016 have been identified and appropriately reclassified to reflect a decrease in accumulated net investment loss of $148,891 a decrease in accumulated net realized gain of $80,582 and a decrease in paid-in-capital of $68,309. These adjustments were related to Section 988 gain (loss) reclasses, short-term gain to ordinary income reclass and net operating losses. Net assets were not affected by this reclassification.

U.S. Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income within the prescribed time. No provision for U.S. federal income taxes is required as of fiscal year end.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (October 31, 2016, 2015, 2014 and 2013), and has

The New Ireland Fund, Inc.

Notes to Financial Statements (continued)

concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the spot rate of such currencies against U.S. Dollars by obtaining from Interactive Data Corp. each day the current 4:00 pm London time spot rate and future rate (the future rates are quoted in 30-day increments) on foreign currency contracts. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

Securities Transactions and Investment Income: Securities transactions are recorded based on their trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. Management Services:

The Fund has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with KBI Global Investors (North America) Ltd. (“KBIGINA”). Under the Investment Advisory Agreement, the Fund pays a monthly fee at an annualized rate equal to 0.65% of the value of the average daily net assets of the Fund up to the first $50 million, 0.60% of the value of the average daily net assets of the Fund over $50 million and up to and including $100 million and 0.50% of the value of the average daily net assets of the Fund on amounts in excess of $100 million. In addition, KBIGINA provides investor services to existing and potential shareholders.

The Fund has entered into an administration agreement (the “Administration Agreement”) with BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”). The Fund pays BNY Mellon an annual fee payable monthly. During the year ended October 31, 2016, the Fund incurred expenses of U.S. $145,632 in administration fees to BNY Mellon.

The New Ireland Fund, Inc.

Notes to Financial Statements (continued)

The Fund has entered into an agreement with U.S. Bank, N.A. to serve as the custodian for the Fund’s assets. During the year ended October 31, 2016, the Fund incurred expenses for U.S. Bank, N.A. of U.S. $33,654.

The Fund has entered into a transfer agency and registrar services agreement (the “Transfer Agency and Registrar Services Agreement”) with American Stock Transfer & Trust Company, LLC (“AST”) to serve as transfer agent for the Fund. During the year ended October 31, 2016, the Fund incurred expenses for AST of U.S. $19,133.

C. Purchases and Sales of Securities:

The cost of purchases and proceeds from sales of securities for the year ended October 31, 2016, excluding U.S. government and short-term investments, aggregated to U.S. $16,665,025 and U.S. $21,488,462, respectively.

D. Components of Distributable Earnings:

At October 31, 2016, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Qualified Late Year Losses Deferred	Undistributed Ordinary Income	Undistributed Long-Term Gains	Net Unrealized Appreciation
$—	$(179,844)	$—	$3,567,535	$10,550,617

As of October 31, 2016, the Fund had no capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses (those earned in taxable years beginning after December 22, 2010) may be carried forward indefinitely and must retain the character of the original loss.

Under current laws, certain ordinary losses after January 1st may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended October 31, 2016, the Fund elected to defer the following losses incurred from January 2016 through October 31, 2016:

Late Year Ordinary Losses Deferral
$179,844

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and appreciation, on assets and liabilities in foreign currencies on a tax basis as of October 31, 2016, were as follows:

Total Cost of Investments	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Foreign Currency	Net Unrealized Appreciation
$58,498,669	$13,107,294	$(2,552,494)	$10,554,800	$(4,183)	$10,550,617

E. Common Stock:

For the year ended October 31, 2016, the Fund issued 302,426 shares in connection with a stock distribution in the amount of $3,910,755. For the year ended October 31, 2015, the Fund did not issue any shares.

F. Share Repurchase Program:

In accordance with Section 23(c) of the 1940 Act, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

The New Ireland Fund, Inc.

Notes to Financial Statements (continued)

For the years ended October 31, 2016 and 2015, the Fund did not repurchase any of its shares.

G. Market Concentration:

Because the Fund concentrates its investments in securities of Irish Companies, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Irish economy than a comparable fund not concentrated in these issuers to the same extent.

H. Risk Factors:

Investing in the Fund may involve certain risks including, but not limited to, those described below.

The prices of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The growth-oriented, equity-type securities generally purchased by the Fund may involve large price swings and potential for loss.

Investments in securities issued by entities based outside the U.S. may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries.

I. Subsequent Event:

Management has evaluated the impact of all subsequent events, if any, on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events.

The New Ireland Fund, Inc.

Report Of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

The New Ireland Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The New Ireland Fund, Inc. (the “Fund”), including the portfolio holdings, as of October 31, 2016, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The New Ireland Fund, Inc. as of October 31, 2016, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 20, 2016

Additional Information (unaudited)

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”) approved by the Fund’s Board of Directors (the “Directors”), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company LLC (the “Plan Agent”) is instructed otherwise by the shareholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Fund shares registered in street names may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These shareholders should consult their broker-dealer for details. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for The New Ireland Fund, Inc.

The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, Inc. (“NYSE”), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent as agent for the participants, will buy Fund shares in the open market, on the NYSE or elsewhere, with the cash in respect of such dividend or distribution, for the participants’ account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, monthly, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund’s common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market, at the prevailing market price, on the 15th of each month or the next business day shares are traded if the 15th is a Saturday, Sunday or holiday. Voluntary cash payments must be received by the Plan Agent at least two business days prior to such investment date. To avoid unnecessary cash accumulations and to allow ample time for receipt and processing of voluntary cash payments to the participant’s account, it is suggested that the participants send in voluntary cash payments to be received by the Plan Agent ten days prior to the investment date. Interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

Additional Information (unaudited) (continued)

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and U.S. federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant and a transaction fee of $2.50 (which will be deducted from the participant’s voluntary cash payment investment). Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Participants may sell some or all their shares. This can be done either online at www.amstock.com, via telephone, toll free, at 1-800-243-4353 or by submitting the transaction request form at the bottom of the participant’s statement. Requests received either via the Internet or telephone by 4:00 pm, Eastern time, or via the mail by 12:00 pm, Eastern time, will generally be sold the next business day shares are traded. There is a transaction fee of $15 and $0.10 per share commission on sales of shares.

Neither the Fund nor the Plan Agent will provide any advice, make any recommendations, or offer any opinion with respect to whether or not you should purchase or sell shares or otherwise participate under the Plan. You must make independent investment decisions based on your own judgment and research. The shares held in Plan accounts are not subject to protection under the Securities Investor Protection Act of 1970.

Neither the Fund nor the Plan Agent will be liable for any act performed in good faith or for any good faith omission to act or failure to act, including, without limitation, any claim of liability (i) arising out of failure to terminate a participant’s account, sell stock held in the Plan, deposit certificates or direct registration shares, invest voluntary cash payments or dividends; or (ii) with respect to the prices at which stock is purchased or sold for the participant’s account and the time such purchases or sales are made. Without limiting the foregoing, the Plan Agent will not be liable for any claim made more than 30 days after any instruction to buy or sell stock was given to the Plan Agent.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

Additional Information (unaudited) (continued)

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least thirty days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least thirty days written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent for The New Ireland Fund, Inc. in care of American Stock Transfer & Trust Company LLC, P.O. Box 922, Wall Street Station, New York, New York, 10269-0560, telephone number (718) 921-8265.

Meetings of Shareholders

On June 14, 2016 the Fund held its Annual Meeting of Shareholders. The following Directors were elected by the following votes: David Dempsey 3,723,413 For; 268,739 Abstaining, Michael Pignataro 3,711,308 For; 280,844 Abstaining. Margaret Duffy, Peter Hooper and Sean Hawkshaw continue to serve in their capacities as Directors of the Fund. The Special Meeting of Shareholders was adjourned on June 14, 2016 and reconvened on July 20, 2016 at which time the shareholders approved the investment advisory agreement with KBIGINA. The shares voted in relation to KBIGINA’s appointment were as follows: 2,607,897 For; 139,751 Against; and 11,734 Abstaining. An additional Special Meeting of Shareholders was also held on July 20, 2016 at which time the shareholders approved another investment advisory agreement with KBIGINA. The shares voted in relation to KBIGINA’s appointment were as follows: 2,780,419 For; 149,014 Against; and 57,101 Abstaining.

Fund’s Privacy Policy

The New Ireland Fund, Inc. appreciates the privacy concerns and expectations of its registered shareholders and safeguarding their nonpublic personal information (“Information”) is of great importance to the Fund.

The Fund collects Information pertaining to its registered shareholders, including matters such as name, address, tax I.D. number, Social Security number and instructions regarding the Fund’s Dividend Reinvestment Plan. The Information is collected from the following sources:

•	Directly from the registered shareholder through data provided on applications or other forms and through account inquiries by mail, telephone or e-mail.

•	From the registered shareholder’s broker as the shares are initially transferred into registered form.

Except as permitted by law, the Fund does not disclose any Information about its current or former registered shareholders to anyone. The disclosures made by the Fund are primarily to the Fund’s service providers as needed to maintain account records and perform other services for the Fund’s shareholders. The Fund maintains physical, electronic, and procedural safeguards to protect the shareholders’ Information in the Fund’s possession.

The Fund’s privacy policy applies only to its individual registered shareholders. If you own shares of the Fund through a third party broker, bank or other financial institution, that institution’s privacy policies will apply to you and the Fund’s privacy policy will not.

Additional Information (unaudited) (continued)

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (1) by calling 1-800-468-6475 or by emailing investor.query@newirelandfund.com; (2) on the Fund’s website located at http://www.newirelandfund.com; (3) on the SEC’s website at http://www.sec.gov; or (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held by the Fund is available, without charge and upon request, by calling 1-800-468-6475 or by emailing investor.query@newirelandfund.com. This information is also available from the EDGAR database or the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling 1-800-468-6475 or by emailing investor.query@newirelandfund.com, and at http://www.sec.gov.

Certifications

The Fund’s president has certified to the New York Stock Exchange (“NYSE”) that, as of July 1, 2016, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the SEC on Forms N-CSR and N-CSRS contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by rule 30a2(a) under the Investment Company Act.

Tax Information

For the fiscal year ended October 31, 2016, the Fund had designated long-term capital gains of $10,528,080.

Advisory Agreement

(In this disclosure, the term “Fund” refers to The New Ireland Fund, Inc. and the term “Adviser” refers to KBI Global Investors (North America) Ltd. (“KBIGINA”)). A new investment advisory agreement between KBIGINA and the Fund (the “New Advisory Agreement”) was approved by the Board of Directors, including a majority of the Independent Directors, at an in-person meeting on June 14, 2016 after consideration of all factors determined to be relevant to their deliberations, including those discussed below. The Board of Directors authorized the submission of the New Advisory Agreement for consideration by the Fund’s stockholders.

In considering the approval of the New Advisory Agreement, the Board of Directors followed substantially the same process and considered substantially the same factors as it considered in approving the approval of the investment advisory agreement on

Additional Information (unaudited) (continued)

March 8, 2016 (the “March Approval”), in addition to new information regarding the acquisition of the Adviser by Amundi Asset Management (“Amundi”) (the “Transaction”).

Prior to approving the New Advisory Agreement, the Independent Directors had requested and had been provided with detailed materials relating to KBIGINA, Amundi and the Transaction in advance of the June Board Meeting. In addition, the Board was provided with any material updates to the materials provided in connection with the March Approval, related to, among other items: (i) information on the investment performance of the Fund and the performance of a peer group of funds and the Fund’s performance benchmark; (ii) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) information about the profitability of the investment advisory agreement between KBIGINA and the Fund dated July 21, 2011 (the “Previous Advisory Agreement”); (iv) a report prepared by KBIGINA in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors; and (v) other information relevant to the approval of the New Advisory Agreement. Throughout the process, the Board of Directors was afforded the opportunity to ask questions of and request additional materials from KBIGINA.

In addition to the materials requested by the Directors in connection with their consideration of the New Advisory Agreement, the Directors received materials in advance of each regular quarterly meeting of the Board of Directors that provided information relating to the services provided by KBIGINA.

The Independent Directors were advised by separate independent legal counsel throughout the process. The Independent Directors also discussed the proposed approval in a private session with counsel at which no representatives of KBIGINA were present. In addition, at the June Board Meeting, representatives of KBIGINA met with the Board to discuss the Transaction and Amundi’s general plans and intentions with respect to KBIGINA and the Fund. In addition, the Directors were provided with a copy of the proposed form of the New Advisory Agreement, along with a representation from KBIGINA that the terms and conditions of the New Advisory Agreement are substantially identical to each of the investment advisory agreement approved at the March Approval and the Previous Advisory Agreement. The material factors and conclusions that formed the basis for the Board’s approval and its recommendation that shareholders vote “FOR” the approval of the New Advisory Agreement are discussed below.

The Directors did not identify any single factor as determinative. Individual Directors may have evaluated information presented differently from one another, giving different weights to different factors.

Matters considered by the Directors, including the Independent Directors, in connection with their approval of the New Advisory Agreement are included in the factors listed below.

Nature, Extent, and Quality of the Services Provided by the Investment Adviser

The Board considered the representations made by KBIGINA that: (i) neither Amundi nor KBIGINA expect the Transaction to materially impact the business conducted by KBIGINA; (ii) KBIGINA will maintain an independent organizational and operating

Additional Information (unaudited) (continued)

structure; (iii) it is expected that KBIGINA’s management team that is currently responsible for overseeing and managing the day-to-day activities of the Fund will be retained; (iv) the terms of the agreement between KBIGINA and the Fund will not be materially changed; and (v) there are no anticipated material changes or reductions in the nature, quality or extent of the services currently provided by KBIGINA to the Fund.

The Directors considered the nature, extent and quality of services provided by KBIGINA under the Previous Advisory Agreement and to be provided under the New Advisory Agreement and noted that the scope of services continues to expand as a result of regulatory and other market developments. The Directors noted that, for example, KBIGINA is responsible for maintaining and monitoring its own compliance program and coordinates certain activities with the Fund’s Chief Compliance Officer, and these compliance programs are routinely refined and enhanced in light of new regulatory requirements and current market conditions. The Directors considered KBIGINA’s investment experience, the quality of the investment research capabilities of KBIGINA and the other resources dedicated to performing services for the Fund. The quality of other services, including KBIGINA’s assistance in the coordination of the activities of some of the Fund’s other service providers, also were considered. The Directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Previous Advisory Agreement and New Advisory Agreement.

Costs of Services Provided and Profitability to the Investment Adviser

The Board considered information concerning the profitability to KBIGINA of the Previous Advisory Agreement provided in connection with the March Approval. The Board reviewed information relating to the financial stability of Amundi. The Board also considered that KBIGINA has been operated as an independent entity and it is expected that KBIGINA will continue to be operated as an independent entity after the Transaction is completed. The Board further considered that KBIGINA expects that its profitability will not materially change as a result of the Transaction. In addition, the Board was informed that Amundi’s current intention is to finance the Transaction with internal funds and it is not expected that either Amundi or KBIGINA will be incurring any debt in connection with the Transaction.

The Directors recognized that KBIGINA should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides, to the Fund. Based on their review, they concluded they were satisfied that KBIGINA’s level of profitability, from its relationship with the Fund, was not excessive.

Fall-Out Benefits

The Directors also considered so-called “fall-out benefits” to KBIGINA and its affiliates, such as reputational and other benefits from KBIGINA’s association with the Fund. The Directors considered any possible conflicts of interest associated with these fall-out and other benefits. KBIGINA advised the Directors that no portfolio transactions were expected to be allocated pursuant to arrangements whereby KBIGINA receives brokerage and research services from brokers that execute the Fund’s purchases and sales of securities. As a result, none of KBIGINA’s research or other expenses was anticipated to be offset by the use of the Fund’s commissions.

Additional Information (unaudited) (continued)

Investment Results

The Board considered the overall investment performance of the Fund that had been presented in connection with the March Approval in addition to performance results for the Fund presented at the June Board Meeting. Additionally, the Board considered that KBIGINA’s ability to implement the Fund’s investment strategies is expected to be unchanged by the Transaction.

The Directors concluded that KBIGINA’s performance record in managing the Fund demonstrates that its continued management of the Fund will benefit the Fund and its shareholders following the Transaction.

Advisory Fee

The Board considered a detailed analysis of the Fund’s fees and expenses in connection with the March Approval. The Board also considered the Buyer’s representation that it does not anticipate causing KBIGINA to seek any increases in advisory fees as a result of the Transaction.

Based on these factors, among others, the Directors concluded that the level of the fees charged by KBIGINA to the Fund is expected to be unchanged following the Transaction and continues to be reasonable in relation to the services provided by KBIGINA.

Conclusion

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the investment advisory arrangements between the Fund and KBIGINA were fair and reasonable and that the approval of the New Advisory Agreement would be in the best interest of the Fund and its shareholders. Accordingly, the Board, including the Independent Directors voting separately, approved the New Advisory Agreement.

Board of Directors/Officers (unaudited)

Name Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) and Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director
INDEPENDENT DIRECTORS:

Margaret Duffy, 73 KBI Global Investors (North America) Ltd. One Boston Place 201 Washington Street, 36th Floor Boston, MA 02108	Director and Chairperson of the Board of Directors	Chair since 2015 Director Since 2006 Current term expires in 2017	Retired Partner, Arthur Andersen LLP, Director, Lavelle Fund for the Blind, (2014 to present)	1

David Dempsey, 67 KBI Global Investors (North America) Ltd. One Boston Place 201 Washington Street, 36th Floor Boston, MA 02108	Director	Since 2007 Current term expires in 2019	Managing Director, Bentley Associates L.P., – Investment Bank (1992 to present); Director, Hong Kong Association of New York (2014 to Present)	1

Peter J. Hooper, 76 KBI Global Investors (North America) Ltd. One Boston Place 201 Washington Street, 36th Floor Boston, MA 02108	Director	Since 1990 Current term expires in 2018	President, Hooper Associates – Consultants (1994 to present); Director, The Ireland United States Council for Commerce and Industry (1984 to present).	1

Michael A. Pignataro, 57 KBI Global Investors (North America) Ltd. One Boston Place 201 Washington Street, 36th Floor Boston, MA 02108	Director	Since 2015 Current term expires in 2019	Director, Credit Suisse Asset Management (2001 to 2013); Chief Financial Officer, Credit Suisse US Registered Funds (1996 to 2012); Trustee, INDEXIQ Trust, INDEXIQ ETF Trust and INDEXIQ Active ETF Trust (April 2015 to present).	1

*	Each Director shall serve until the expiration of his or her current term and until his or her successor is elected and qualified.

Board of Directors/Officers (unaudited) (continued)

Name Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) and Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director
INTERESTED DIRECTOR:

Sean Hawkshaw, 52 KBI Global Investors (North America) Ltd. One Boston Place, 201 Washington Street, 36th Floor Boston, MA 02108	President and Director**	President Since 2011 Director from July 2011 to June 2012 and Since March 2013 Current term expires in 2017	Chief Executive Officer & Director, KBI Global Investors (North America) Ltd (2002 to Present); Director, KBI Global Investors Limited (1994 to Present); Director, KBI Fund Managers Limited (2002 to 2013); Director, KBI Institutional Funds PLC (2004 to 2013); Director KBI/Lothbury Qualifying Investor Fund, PLC (2006 to Present); Director, Irish Auditing and Accounting Supervisory Authority (2006 to 2015); Director KBC Asset Management (U.K.) Ltd (2002 to 2010); Director Fusion Alternative Investments PLC (2008 to 2014); Director/Secretory, Kleinwort Benson Investars Trustee Ltd (2010 to 2014); Director, Irish Association of Investment Managers (2003 to Present).	1

*	Each Director shall serve until the expiration of his or her current term and until his or her successor is elected and qualified.
**	Mr. Hawkshaw is deemed to be an “interested” director because of his affiliation with KBI Global Investors (North America) Ltd., the investment adviser to the Fund.

Board of Directors/Officers (unaudited) (continued)

Name Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) and Other Directorships During Past Five Years
OFFICERS*

Sean Hawkshaw	President	Since 2011	See prior page.

Lelia Long, 54 KBI Global Investors (North America) Ltd. One Boston Place 201 Washington Street, 36th Floor Boston, MA 02108	Treasurer	Since 2002	Investment Management and Compliance Consultant (2009 to present).

Salvatore Faia, 53 KBI Global Investors (North America) Ltd. One Boston Place 201 Washington Street, 36th Floor Boston, MA 02108	Chief Compliance Officer	Since 2005	President, Vigilant Compliance LLC, (2004 to present); Director, EIP Growth and Income Fund (2005 to present).

Bryan Deering, 44 BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01580	Assistant Treasurer	Since 2013	Vice President and Director, BNY Mellon Investment Servicing (US) Inc. (2013 to present); Vice President and Senior Manager, BNY Mellon Investment Servicing (US) Inc. (2009 to 2013).

Vincenzo A. Scarduzio, 44 BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway, 2nd Floor Wilmington, DE 19809	Secretary	Since 2005	Vice President and Director, BNY Mellon Investment Servicing (US) Inc. (2013 to present); Vice President and Assistant Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 to 2012); Assistant Vice President, BNY Mellon Investment Servicing (US) Inc. (2006 to 2010).

*	Each officer of the Fund will hold office until a successor has been elected by the Board of Directors.

The New Ireland Fund, Inc.

Directors and Officers

Margaret Duffy	– Director and Chair of the Board
David Dempsey	– Director
Sean Hawkshaw	– Director and President
Peter J. Hooper	– Director
Michael A. Pignataro	– Director
Lelia Long	– Treasurer
Bryan Deering	– Assistant Treasurer
Vincenzo Scarduzio	– Secretary
Salvatore Faia	– Chief Compliance Officer

Investment Adviser

KBI Global Investors (North America) Ltd.

One Boston Place

201 Washington St,

36th Floor

Boston, MA 02108

Administrator

U.S. Bancorp Fund Services, LLC

615 E Michigan Street

Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.

1555 N. Rivercenter Dr., MK-WI-5302

Milwaukee, WI 53212

Shareholder Servicing Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Correspondence

All correspondence should be addressed to:

The New Ireland Fund, Inc.

c/o KBI Global Investors (North America) Ltd.

One Boston Place

201 Washington Street

36th Floor

Boston, MA 02108

Telephone inquiries should be directed to:

1-800-GO-TO-IRL (1-800-468-6475)

Email inquires should be sent to:

investor.query@newirelandfund.com

Website address:

www.newirelandfund.com

IR-AR 10/16

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Michael Pignataro is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent.”

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $38,500.00 (2015) and $38,500.00 (2016).

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 (2015) and $0 (2016).

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,500.00 (2015) and $4,500.00 (2016).

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 (2015) and $500.00 (2016).

Preparation and filing of F-BAR returns

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

THE NEW IRELAND FUND, INC.

Audit & Valuation Committee Policy

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit & Valuation Committee of The New Ireland Fund, Inc. (the “Fund”) is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit & Valuation Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit & Valuation Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

●	a review of the nature of the professional services expected to be provided,

●	a review of the safeguards put into place by the accounting firm to safeguard independence, and

●	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Fund

On an annual basis, the scope of audits for the Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit & Valuation Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit & Valuation Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chairman pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chairman) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chairman) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

Annual Fund financial statement audits

SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

Accounting consultations

Agreed upon procedure reports

Attestation reports

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit & Valuation Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $7,500.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and

Sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Accounting methods studies

Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit & Valuation Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $7,500.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser, or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to KBIGI and KBIGI Affiliates

Certain non-audit services provided to KBI Global Investors (North America) Limited (“KBIGI”) or any entity controlling, controlled by or under common control with KBIGI that provides ongoing services to the Fund (“KBIGI Affiliates”) will be subject to pre-approval by the Audit & Valuation Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Fund. Individual projects that are not presented to the Audit & Valuation Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $75,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit & Valuation Committee will not pre-approve all services provided to KBIGI Affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to KBIGI and KBIGI Affiliates.

December 10, 2003

Updated December 2011

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) 100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 (2015) and $0 (2016).

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated audit committee consisting of the following independent directors of the registrant: Michael Pignataro, Peter J. Hooper, and David Dempsey.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

PROXY VOTING-Policies and Procedures

The following Proxy Voting policy and procedures applies to KBIGI Global Investors Ltd and its subsidiary KBIGI Global Investors (North America) Ltd, collectively “KBIGI”.

KBIGI shall generally be responsible for voting proxies on behalf of client accounts and funds managed by KBIGI. However, some clients may opt to retain full proxy voting authority. In cases where KBIGI votes proxies for client accounts, the company will vote proxies in the best interest of its clients using reasonable care and diligence.

Proxy Voting Policy

Client Votes Proxies

Notwithstanding KBIGI’s discretionary authority to make investment decisions on behalf of its clients, KBIGI will not exercise proxy voting authority over certain of its clients’ accounts. The obligation to vote client proxies shall rest with KBIGI’s clients in these cases. Clients shall in no way be precluded from contacting KBIGI for advice or information about a particular proxy vote. However, KBIGI shall not be deemed to have proxy voting authority solely as a result of providing such advice to Clients.

Should KBIGI inadvertently receive proxy information for a security held in a client’s account over which it does not maintain proxy voting authority, KBIGI will immediately forward such information to the client, but will not take any further action with respect to the voting of such proxy.

KBIGI Votes Proxies

KBIGI has retained ISS Governance (“ISS”) to provide advice on proxies and assist it in coordinating and voting proxies with respect to client securities in those accounts for which KBIGI has been granted full authority to vote proxies. ISS is responsible for monitoring and tracking all proxies for KBIGI and has direct feeds from the KBIGI client custodians and either the Asset Manager will vote the Proxy using the ISS interface or ISS will propose to vote in accordance with ISS’s Proxy Voting Guidelines Summary (the “Guidelines”), with KBIGI retaining the right to override the ISS Guideline recommendation. In addition, a record of all proxy votes and information relevant to such votes shall be maintained by ISS.

In instances where a KBIGI client retains discretion over proxy voting and where they provide KBIGI with an instruction as regards how they wish for their proxies are to be voted, KBIGI will have these requirements coded into the ISS system, and ISS will vote appropriately.

The ESG Committee has reviewed the Guidelines and considers them to be in the client’s best interests. The ESG Committee (or subgroup thereof) will review ISS’s guidelines no less than annually to determine their continued appropriateness and will approve their continued application.

The ESG desk will monitor ISS to ensure that proxies are properly voted in line with the policy, in a timely manner and that appropriate records are being retained. The Asset Managers have the authority to challenge the vote on specific issues in a manner that differs from the Guidelines when it is in the best interest of clients to do so. Such challenge is brought to the Proxy Voting Committee. In addition, there may be instances where the Asset Managers may wish to vote differently for proxies held by more than one product group.

The Chief Compliance Officer shall review all such votes to determine that there are no conflicts of interest with regards to such votes. KBIGI shall maintain documentation of the reason and basis for any such votes. In addition, KBIGI may opt to abstain from voting if it deems that abstinence is in its clients’ best interests. For example, KBIGI may be unable to vote securities that have been lent by the custodian, or where voting would restrict the sale of securities.

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If KBIGI votes the same proxy in two directions, this will be noted by the relevant party i.e. the relevant Asset Manager voting against the ISS guideline (e.g., KBIGI believes that voting with management is in clients’ best interests, but Client X gave specific instructions to vote against management).

Proxies received after a client terminates its advisory relationship with KBIGI will not be voted.

Procedures for Handling Conflicts of Interest

An attempt will be made to identify all potential conflicts of interest that exist between the interests of KBIGI and its clients. KBIGI realizes that due to the difficulty of predicting and identifying all material conflicts, it must also rely on employees to notify the Compliance & Risk Control Unit of any material conflicts that could influence the proxy voting process. To mitigate these conflicts, KBIGI shall rely on ISS to vote proxies on behalf of clients.

Role of the Proxy Voting Committee

The Committee shall be called together by the Chief Investment Officer or Chief Compliance Officer. The Chief Investment Officer and relevant portfolio managers will be responsible for monitoring corporate actions and ensuring review of and the timely submission of proxies. KBIGI has established the method by which members of the Committee are chosen. The Committee will consist of the following 4 permanent members who are knowledgeable about the investment objectives, strategies and portfolio holdings of the Funds which the Adviser advises:

●	Chief Investment Officer
●	Chief Compliance Officer
●	Jeanne Collins, ESG Screening analyst
●	Eoin Fahy, Head of ESG Policy

In attendance at the meeting shall be individual asset managers, who have matters of relevance to their portfolios to be discussed and the relevant Client Relationship Manager whose client’s account is discussed. Business operations shall be informed of any relevant decisions.

The Committee shall be chaired by the Chef Investment Officer or, in their absence, the Chief Compliance Officer. The Committee shall consist of not less than three people.

The Proxy Voting Committee is a sub-committee of the ESG Committee.

1.	The Proxy Voting Committee is primarily charged with adjudicating non-routine proxy votes.

2.

The Proxy Voting Committee is also charged with the responsibility of identifying and dealing with conflicts of interest between KBIGI and the portfolios that it manages or the issuers of securities owned by the portfolio such as they may arise in the proxy voting context from significant business relationships, significant personal or family relationships.

“Conflicts of Interest” are defined as conflicts of interest between KBIGI and the portfolios that it manages or the issuers of securities owned by the portfolio such as they may arise in the proxy voting context from significant business relationships, significant personal or family relationships.

3.

Records of all proxy voting actions, both routine and non-routine, are to be maintained NT on behalf of the Proxy Voting Committee in line with the procedures set out in the minutes of the inaugural meeting of the Committee on 4th September 2003.

4.	This Committee is responsible for reporting any deviation from the policies and procedures to the Compliance Officer and the Risk Committee.

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Voting by the Proxy Voting Committee

The Committee will review any proxy vote requiring decision and taking into account the client mandate shall decide on how to vote, using the following criteria as applicable in descending order of priority:

(i)	Long-term economic impact on the subject company.
(ii)	Short-term economic impact on the subject company.
(iii)	Long-term impact on broader economic considerations, such as the subject company’s industry or the general national economy.
(iv)	Short-term impact on broader economic considerations, such as the subject company’s industry or the general national economy.
(v)	Long-term and short-term impact on international economic conditions.
(vi)	Unique economic factors which might dictate a re-weighting of the priority of criteria (i)-(v) above.
(vii)	National political/social considerations, such as environmental, human rights, health, animal rights and similar issues.
(viii)	International political/social considerations, such as environmental, human rights, health, animal rights and similar issues.

Proxy Voting Committee Voting Principles

The Committee will vote proxies consistent with the following principles:

●

Proxies will be voted in a manner which serves the long term best interests of the portfolio which, in most instances, will also be consistent with the Adviser’s objective in purchasing the underlying securities for the portfolio.

●

If more than one portfolio owns the same security to be voted, the Committee shall have regard for same, and recognising that differences in portfolio investment objectives and strategies may produce different results.

Because management of the respective companies whose securities are owned by the portfolio will normally have a significant role in influencing the value of securities owned by the portfolio, the Committee will ordinarily give substantial weight to management’s proposals and recommendations. This is particularly true with respect to routine matters.

At any time the Committee may seek the advice of ISS or counsel or retain outside consultants to assist in its deliberations.

Potential ISS Conflicts

The firm is aware that any external provider of proxy voting advisory services may potentially have conflicts of interest. The ESG Committee will as part of its remit assess the advisor’s conflict of interests policy, and the implementation of that policy, and may terminate or amend the contract with the provider if either is deemed to be unsatisfactory.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Provide the disclosure as required by SEC Release 33-8458 regarding the Portfolio Manager(s) of the registrant. The disclosure required by this Item should be determined by client and fund counsel (and regulatory administration, if applicable).

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Noel O’Halloran, Portfolio Manager

Executive Director & Chief Investment Officer – KBI Global Investors Ltd

Noel joined the firm in 1992, was promoted to Head of Equities in 1996 and was appointed CIO in 2002. As CIO, he has overall responsibility for investment process and performance of the firm’s assets under management across the various asset classes and specialist equity portfolios. The firm’s team of investment professionals report to Noel. He has specifically managed equity portfolios across Irish, European, Asian and US equity markets. Prior to joining the firm, Noel worked for Irish Life Investment Managers as a US Equity Asset Manager. He is an engineer by profession having graduated with 1st Class honors degree from University College Cork. He is a member of the CFA Institute and the UK Society of Investment Professionals. He was appointed a director of KBI Global Investors Ltd in December 2000.

Noel O’Halloran is responsible for the day-to-day management of the Registrant’s portfolio, including stock research, stock selection and portfolio management. Mr. O’Halloran has been Portfolio Manager of the Registrant since July 21, 2011.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager

As of October 31, 2016 Mr. O’Halloran managed the following other accounts:

Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Registered Investment Companies:	1	$4.7m	0	0
Other Pooled Investment Vehicles:	14	$527.9m	0	0
Other Accounts:	1	$35.6m	0	0

Mr. O’Halloran managed the Other Accounts and Other Pooled Investment Vehicles as part of a team of portfolio managers.

Potential Conflicts of Interests

In recognition of the fact that conflicts of interest are inherent in the investment management business, the Advisor has adopted policies and procedures reasonably designed to identify and manage the effects of actual or potential conflicts of interest in the areas of employee personal trading, managing multiple accounts for multiple clients and allocation of investment opportunities.

The Advisor has adopted a code of ethics (the “code”) that is designed to reduce the risk of actual or potential conflicts of interest with dealings on behalf of clients. The code reflects the Advisor’s fiduciary obligations and those of its employees, and requires that all employees comply with all applicable federal securities laws. The Advisor’s rules regarding personal transactions apply to all employees. In summary, the code requires pre-approval of all personal dealings in equity securities or securities that derive their value from equity securities. As a general matter, permission to execute a proposed personal trade in a security will generally be refused if the Advisor has executed, or intends to execute, material client trades in the same security, in the 24 hours (7 days in the case of Investment Personnel) before or following the proposed employee transaction. The code requires employees to pre-clear any transaction in a mutual fund for which the Advisor acts as adviser or sub-adviser. The code also covers issues such as prohibited transactions, blackout periods for transactions and short term trading.

The Advisor has a fiduciary duty to act in good faith for the benefit of its clients; to disclose fully and fairly all material facts; and to allocate trades in a fair and equitable manner. The Advisor has implemented allocation procedures that specify the factors taken into account in making allocation decisions for its clients. These procedures were designed to ensure that all accounts with substantially similar investment objectives are treated equitably and that clients are treated fairly as to the securities purchased or sold for their accounts, in the priority of execution of orders and the allocation of trades.

The allocation of securities across Client accounts will generally be made on a pro rata basis, based on various factors, including: account size, diversification, cash availability, and, where appropriate, the value of having a round lot in the portfolio. In the event an order is partially filled, the allocation shall be made in the best interests of all the Clients participating in the order, taking into account all relevant factors, including, but not limited to, the size of each Client’s allocation, each Client’s liquidity needs, and previous allocations. As a general practice, the Advisor shall seek to ensure that each account gets a pro rata allocation based on its initial allocation. Whenever a pro rata allocation may not be reasonable (e.g., Clients receiving odd lots), the Advisor may reallocate the order using an alternative method that it determines in good faith to be a fair allocation. Lastly the performance of similarly managed accounts is monitored to ensure consistency of performance and to detect any unexplained significant differences.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

The Fund pays the Advisor a fee based on the assets under management of the Fund as set forth in the Advisory Agreement. The Advisor pays its investment professionals out of its total revenues and other resources, including the advisory fee earned with respect to the Fund. The compensation package is highly competitive and includes a competitive fixed base salary and a performance-linked bonus. Compensation is not based on the value of assets held in the Fund’s portfolio.

The bonuses paid to the Portfolio Manager are linked both to the quality of the individual’s stock research and also to the contribution he makes to the performance of the product group and/or portfolio to which he is associated. The primary performance assessment of the Portfolio Manager is based on how the client portfolios perform relative to benchmarks, market indices and similar funds run by competitor managers.

Bonuses are based on the profitability of the Advisor and on individual achievement.

(a)(4)	Disclosure of Securities Ownership

Please provide a dollar range for the Portfolio Managers holdings in the registrant. Choose from the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001 to $500,000; $500,001 to $1,000,000; or over $1,000,000.

As of October 31, 2016 beneficial ownership of shares of the Registrant held by the Portfolio Manager is as follows:

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

Noel O’Halloran	$0

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                              The New Ireland Fund, Inc.

By (Signature and Title)*         /s/ Sean Hawkshaw

       Sean Hawkshaw, President

       (principal executive officer)

Date                    12/21/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*         /s/ Sean Hawkshaw

       Sean Hawkshaw, President

       (principal executive officer)

Date                    12/21/2016

By (Signature and Title)*         /s/ Lelia Long

       Lelia Long, Treasurer

       (principal financial officer)

Date                    12/27/2016

* Print the name and title of each signing officer under his or her signature.